UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

CNC DEVELOPMENT LTD.
(Exact name of registrant as specified in its charter)

British Virgin Islands	000-53786	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 Dalian Road, Suite 909 Shanghai 900092 PRC
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: 312-972-4182

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 9, 2009, CNC Development Ltd. (“CNC” or the “Company”) completed the acquisition of 94.9% of the common stock of Sing Kung, Limited (“Sing Kung”) pursuant to an Amended and Restated Stock Purchase Agreement, dated as of May 15, 2008, as amended on November 28, 2008 and July 17, 2009 (the “Stock Purchase Agreement”).  Concurrent with that stock purchase, InterAmerican Acquisition Group Inc. (“IAG”) was merged with and into CNC.

As a consequence of the merger with IAG, CNC succeeded to a number of definitive agreements entered into by IAG, including the agreements governing the warrants issued by IAG, which warrant agreement is in the process of being amended to provide that such warrants will now be exercisable for 0.1850734 common shares of CNC and 0.8857955 Class A Preferred shares of CNC, in lieu of one share of IAG common stock.  The form of amended and restated warrant agreement has been filed as an exhibit to CNC’s Form 8-A (File No. 000-53786) filed with the SEC on September 15, 2009.  Each of the other agreements has been previously filed by IAG as an exhibit to its periodic reports filed with the SEC.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The transactions discussed below are described in more detail in the Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-152977) (the "Proxy Statement/Prospectus").

Completion of the Merger

In the merger with IAG, CNC issued 0.1850734 of its common shares and 0.8857955 of its Class A Preferred shares in exchange for each outstanding share of common stock of IAG.  It also issued one warrant to purchase 0.1850734 of its common shares and 0.8857955 of its Class A Preferred shares in exchange for each outstanding warrant of IAG.  For each outstanding unit of IAG, CNC issued 0.1850734 of its common shares and 0.8857955 of its Class A Preferred shares and one warrant to purchase 0.1850734 of its common shares and 0.8857955 of its Class A Preferred shares.  The rights and priorities of the CNC Class A Preferred shares are set forth in the Amended and Restated Memorandum and Articles of Association of CNC, filed as an exhibit to the Proxy Statement/Prospectus and incorporated herein by reference.   Except for the number and classes of shares that CNC warrant holders are entitled to purchase, the warrants issued by CNC have substantially the same terms as the IAG warrants for which they were exchanged.  The form of amended and restated warrant agreement has been filed as an exhibit to CNC’s Form 8-A (File No. 000-53786) filed with the SEC on September 15, 2009.

Completion of the Stock Purchase

On January 9, 2009, CNC consummated the purchase of 94.9% of the common stock of Sing Kung.  The consideration paid was 19,843,417 common shares of CNC.

As a result of the closing of the stock purchase, CNC acquired controlling equity interests in Sing Kung and its  wholly-owned operating subsidiaries in the People’s Republic of China, Century City Infrastructure Co., Ltd. (“Century City”) and Shanghai New Century City Development, Ltd. (“SNC” and, together with Century City, the “Subsidiaries”).  Together, and generally in partnership with various specialist firms, they provide strategic and urban planning, development and redevelopment of urban infrastructure projects to municipal governments in China.  Sing Kung, through its Subsidiaries, delivers turnkey solutions to municipalities seeking to implement new development zones, expand existing developments or redevelop underutilized urban resources. Sing Kung’s planning and infrastructure projects encompass sites targeted by municipalities for industrial, commercial and residential development.

As additional contingent consideration, the stockholders of Sing Kung who are parties to the Stock Purchase Agreement will be issued up to an aggregate of 10,300,000 common shares of CNC in the amounts and for the years shown below if the following net income targets are met or exceeded for such year:

Year ending December 31,	Shares Issuable	Net Income

2009	2,000,000	$15,000,000
2010	2,000,000	$19,500,000
2011	2,100,000	$25,350,000
2012	2,100,000	$32,955,000
2013	2,100,000	$42,841,500

The funds released from IAG’s trust account that had been established in connection with its initial public offering will be used by CNC to pay (i) IAG stockholders who voted against the Sing Kung acquisition and elected to exercise their conversion rights, (ii) a closing dividend of $4.85 per share to holders of qualifying shares as of the record date (September 4, 2009), (iii) obligations under stock repurchase agreements from stockholders who would otherwise have voted against the Sing Kung acquisition and (iv) for general working capital purposes.

Prior to the merger, IAG was a blank check company with no operations and had been formed as a vehicle for an acquisition of an operating business; CNC was IAG’s wholly-owned subsidiary. The following information is provided about the business and securities of the post-merger combined company reflecting the consummation of the stock purchase and the merger.

Stock Repurchase Agreements/Conversions

Prior to the stockholder vote on September 9, 2009, IAG entered into privately negotiated agreements to purchase or to reverse conversion elections for 4,533,672 public shares held by 19 stockholders of IAG common stock who would otherwise have voted against the proposed transaction with Sing Kung described in the Proxy Statement/Prospectus.  The aggregate purchase price was $35,368,413 in cash and 180,982 shares of IAG common stock (on which the closing dividend was been waived).  All such agreements were paid for with funds from IAG’s trust account and became CNC’s funds as a result of the business combination.  As of September 14, 2009, all such agreements had been settled, except for one agreement for 269,282 shares that was pending.  Pursuant to such agreements, the holders agreed to vote their shares of common stock in favor of, or to abstain from voting on, the stock purchase proposal or to give IAG’s management proxies to do so, which, in some cases, superseded prior proxies voted against the proposal and electing conversion.  The shares affected by agreements represent approximately 78.8% of IAG’s public shares of common stock.

Holders of 1,146,037 of IAG’s shares voted against the Sing Kung acquisition and elected conversion, requiring a distribution estimated to be approximately $7.79 per share to such holders. The distribution is pending final calculation of the conversion payment amount, which is estimated to be approximately $8.9 million in the aggregate.

Following the consummation of all stock repurchase agreements, 1,549,537 IAG shares remained in the public float, including the shares owned by the IAG insiders.  These shares convert to 286,778 CNC common shares and 1,372,573 CNC Class A Preferred shares.  As fully described in the Proxy Statement/Prospectus, 19,843,417 CNC shares were issued to the Sing Kung stockholders that were parties to the Stock Purchase Agreement.  In addition, if the exchange offers to other Sing Kung stockholders that were not parties to the Stock Purchase Agreement are fully subscribed, 1,076,070 CNC common shares and 5,371,548 CNC Class A Preferred shares are issuable by the Company.

Closing Dividend

IAG declared a dividend for its stockholders subject to the following conditions being satisfied: (i) receipt of the requisite stockholder vote to approve IAG's business combination with Sing Kung, (ii) consummation of the business combination with Sing Kung and its simultaneous redomestication merger with CNC, (iii) release of the funds held in IAG's trust account to IAG/CNC, (iv) no notice of conversion has been received in connection with such share of IAG common stock, (v) such shares remain outstanding on the payment date, and (vi) no waiver of the dividend applies to such share.  70,291 IAG shares qualified for the payment of the closing dividend, requiring an aggregate payment of $340,911.  Payment of the closing dividend is pending identification of the holders of qualifying shares.

Business

Information about the Company’s business is contained in the Proxy Statement/Prospectus section entitled “Information about Sing Kung and the Subsidiaries” and is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus section entitled “Risk Factors” and are incorporated herein by reference.

Financial Information

The selected financial data is included in the Proxy Statement/Prospectus section entitled "Selected Historical Financial Data" and is incorporated herein by reference. The Management's Discussion and Analysis is included in the Proxy Statement/Prospectus section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" and is incorporated herein by reference.

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of Sing Kung and related the pro forma financial information.

Properties

CNC does not own or lease any properties.  Sing Kung and its Subsidiaries do not own any properties and the short-term facilities leases to which the Subsidiaries are party are described in the Proxy Statement/Prospectus under the heading “Information about Sing Kung and the Subsidiaries” and incorporated herein by reference.

Legal Proceedings

There are no legal proceedings against the Company or against Sing Kung or its Subsidiaries.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of September 10, 2009, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the voting stock of CNC by (i) each person known by us to be the owner of more than 5% of outstanding common shares of the Company, (ii) each director and executive officer and (iii) all directors and executive officers as a group, after giving effect to the purchases of shares of IAG common stock under the Repurchase Agreements that were consummated on September 10, 2009 or for which closing is pending. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and address of Beneficial Holder (1)	Amount and nature of Bendficial Ownership		Percent of Beneficial Interest

Ms. Kwan Cho (3)	13,796,700	(2)	27.1%
Ocean Reign Holdings Limited (4)	3,000,000	(2)	5.9%
Dragon Lane Holdings Limited (5)	2,925,000	(2)	5.7%
City Sky Limited (6)	3,000,000	(2)	5.9%
Pan China Enterprise Limited (7)	3,018,800	(2)	5.9%
Advance Label Limited (8)	3,100,000	(2)	6.1%
Capital Max Limited (9)	3,100,000	(2)	6.1%
Great Wise Limited (10)	3,200,000	(2)	6.3%
Central Ace Group Limited (11)	3,200,000	(2)	6.3%
Ocean Bay Group Limited (12)	3,269,000	(2)	6.4%

William C. Morro (Director and CEO) (13)	765,865	(14)	3.6%
Richard M. Wolfson (Director) (13)	49,528	(15)	0.2%
Dr. Herminio A. Blanco Mendoza (Director) (13)	24,764	(16)	0.1%
Qiping Gao (Director) (13)	-		-
Zhaosheng Wu (Director) (13)	-		-
Mingtang Zhang (Director) (13)	-		-

Yong Xu (Chief Financial Officer & Secretary) (13)	-		-

Dr. Moulong Zhu (Chief Urban Planning and Architecture Officer) (13)	-		-

All officers and directors as a group	840,157		3.9%

Notes:	1) Addresses provided in footnotes
2) Common shares
3) Room 2801, Shui On Centre No. 6-8 Harbour Road, Wanchai, Hong Kong
4) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
5) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
6) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
7) Palm Grove House, PO Box 438, Road Town, VG1110, Tortola, British Virgin Islands
8) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
9) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
10) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
11) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
12) 2nd Fl, Abbott Building, Road Town, VG1110, Tortola, British Virgin Islands
13) c/o CNC Development Ltd. 970 Dalian Rd., Suite 909, Shanghai 900092, P.R.C.

14) Mr. Morro is deemed the beneficial owner of 132,360 common shares and 633,501 Class A Preferred Shares, which includes 33,924 common shares and 162,365 Class A Preferred shares owned by InterAmerican Capital Partners II, which is 60% owned and under the voting control of Mr. Morro.

15) Mr. Wolfson owns 8,560 common shares and 40,968 Class A Preferred shares
16) Dr. Blanco owns 4,280 common shares and 20,484 Class A Preferred shares

All of the shares of common stock outstanding prior to the effective date of IAG’s IPO (all of which were owned by or controlled the directors, officers and special advisors of IAG or parties affiliated with them) were released from escrow with Continental Stock Transfer & Trust Company, as escrow agent.  The warrants to purchase 1,000,000 shares of IAG stock held by IAG officers, and one of its special advisors were cancelled upon consummation of the Sing Kung acquisition.  Of the 55,850 management warrants to purchase shares of IAG common stock for $0.01 per share, 48,264 were exercised on September 4, 2009 and the remainder expired unexercised.

Directors and Executive Officers

The discussion contained in Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Executive Compensation

Information regarding the Company’s executive compensation is set forth in the Proxy Statement/Prospectus under the heading “Directors and Management - Executive Compensation” and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The following directors are deemed to be independent: Mr. Gao, Mr. Zhang, Mr. Wolfson, Dr. Blanco (Mendoza) and Mr. Beharry.

Information regarding related party transactions and director independence are described in the Proxy Statement/Prospectus under the headings “Certain Relationships and Related Transactions” and “Directors and Management - Independence of Directors” and is incorporated herein by reference.

Price Range of Securities and Dividends

Information relating to the price range and dividends of IAG’s securities is set forth in the Proxy Statement/Prospectus under the heading “Price Range of Securities and Dividends” and is incorporated herein by reference.

Recent Sale of Unregistered Securities

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated by reference herein.

Description of Securities

The description of the Company’s securities is set forth in the Proxy Statement/Prospectus under the caption “Description of the Combined Company’s Securities Following the Stock Purchase” and is incorporated herein by reference.

Indemnification of Directors and Officers

A description of the indemnification provisions relating to the Company’s directors and officers is set forth in the Proxy Statement/Prospectus, in the section titled “IAG Redomestication Merger” under the heading “Indemnification of Officers and Directors” and is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and the exhibits filed herewith, which is incorporated herein by reference.

Exchange Offer

CNC has offered to acquire all of the outstanding common shares and preferred shares of Sing Kung from holders who were not parties to the Stock Purchase Agreement.  Pursuant to the exchange offer, if fully subscribed,  CNC would exchange 1,076,070 common shares for 2,548,718 Sing Kung common shares and 5,371,548 of its Class A Preferred shares for 2,915,000 Sing Kung preferred shares.  The exchange offer is scheduled to expire on January 4, 2010.

Item 3.02.	Unregistered Sales of Equity Securities.

The 19,843,417 common shares of CNC issued to common shareholders of Sing Kung under the Stock Purchase Agreement were issued without registration. The consideration received by CNC for such shares was 47,000,000 shares (94.9%) of the common stock of Sing Kung. The private placement shares were issued in an offshore transaction (without directed selling efforts) to accredited investors and were exempt from the registration requirements of the Securities Act by reason of Regulation S and Section 4(2).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

Effective as of September 9, 2009, all directors and officers of IAG resigned from their positions in conjunction with the redomestication merger.  Upon consummation of the merger and acquisition of Sing Kung, Qiping Gao, Zhaosheng Wu, Daniel Beharry, Mingtang Zhang,  Dr. Herminio A. Blanco Mendoza and Richard M. Wolfson were appointed as directors of CNC.  Effective as of September 14, 2009, Mr. Morro resigned from his position as Secretary and Chief Financial Officer of CNC and was replaced by Yong Xu as further described below.

Election of Directors and Appointment of Certain Officers

Upon consummation of the redomestication merger and acquisition of Sing Kung, Qiping Gao, Zhaosheng Wu, Daniel Beharry, Mingtang Zhang, Dr. Herminio A. Blanco Mendoza and Richard M. Wolfson were appointed as directors of CNC.  On September 14, 2009, Mr. Yong Xu was appointed Chief Financial Officer and Secretary of CNC and Moulong Zhu was appointed as Chief Urban Planning and Architecture Officer.  With the exception of Mr. Zhang, information concerning the backgrounds of each of these persons is set forth in the Proxy Statement/Prospectus under the heading “Information About Sing Kung and the Subsidiaries” or “Directors and Management” and are incorporated herein by reference.  William C. Morro has continued to serve as a Director and Chief Executive Officer of CNC.  On September 14, 2009, Mr. Yong Xu was appointed Chief Financial Officer and Secretary of CNC and Moulong Zhu was appointed as Chief Urban Planning and Architecture Officer.

Mingtang Zhang (Age 60) is a director of CNC. Mr. Zhang is a citizen of the People's Republic of China and resides in Beijing. He is also currently Vice Chairman of  National Energy Coal Investment Co., Ltd.;  Vice Chairman of National Energy Shenzhou Mining& Resources Investment (Beijing) Co., Ltd.; Vice Chairman of Guodian Huaqiu (Beijing) Electric Power  Equipment Co., Ltd. and Chairman of Puluotai International Bio-tech Co., Ltd.  Mr. Zhang holds a Bachelor degree from Mengcheng University in Anhui Province (PRC).  From 2002 - 2005 Mr. Zhang was employed as General Manager of Puluojin International Bio-medicine Co., Ltd.  Prior to that Mr. Zhang held management positions in various commercial, communications and technology companies.

2008 Equity Plan

On September 9, 2009, the stockholders of IAG approved the Sing Kung 2008 Equity Plan (the “Equity Plan”). The Equity Plan was assumed by CNC as of the closing of the merger. A description of the Equity Plan is set forth in the Proxy Statement/Prospectus, under the heading “Sing Kung 2008 Equity Plan”, and is incorporated herein by reference. No options, restricted stock or other awards under the Equity Plan have been made or committed to be made as of the closing of the stock purchase transaction.

Item 5.06	Change in Shell Company Status.

Upon the closing of the stock purchase, IAG ceased to be a shell company.  The material terms of the transaction pursuant to which CNC (IAG’s wholly-owned subsidiary immediately prior to the merger) merged with IAG and CNC acquired control of Sing Kung are described in the Proxy Statement/Prospectus, under the headings “The Stock Purchase Agreement” and “IAG Redomestication Merger,” which are incorporated herein by reference.

Item 8.01	Other Events.

Foreign Private Issuer Status

Subsequent to the date of filing of this Current Report on Form 8-K, CNC will be a “foreign private issuer” under the United States securities laws because (a) less than 50% of its outstanding voting securities are directly or indirectly owned of record by residents of the United States, (b) a majority of its officers and directors will not be United States citizens or residents, (c) a majority of its assets will be located outside of the United States and (d) its principal business operations will be conducted outside of the United States. As a foreign private issuer, CNC  will have reporting and disclosure requirements under the securities laws that are less stringent than those that would apply if CNC were not a foreign private issuer.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of businesses acquired

Financial statements of Sing Kung were included in the Proxy Statement/Prospectus in the sections entitled “Index to Consolidated Financial Statements of Sing Kung Limited” beginning on page FII-1.

(b) Pro forma financial information

Pro forma financial information of IAG and Sing Kung was included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Combined Financial Statements.”

(c) Exhibits

NO.         DESCRIPTION

2.1	Amended and Restated Stock Purchase Agreement, as amended (included as Annex A in the Proxy Statement/Prospectus contained in Registration Statement 333-152977 and incorporated by reference herein)

2.2	Form of Plan of Merger between IAG and Registrant (incorporated by reference from exhibit 2.2 to Registration Statement No. 333-152977)

3.1
Amended and Restated Memorandum and Articles of Association of Registrant (included as Annex B in the Proxy Statement/Prospectus contained in Registration Statement 333-152977 and incorporated by reference herein)

4.1
Form of Amended and Restated Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant (as successor to IAG) (filed as an exhibit to the Registrant’s Form 8-A (File No. 000-53786) filed with the SEC on September 15, 2009 and incorporated by reference herein)

10.1	Sing Kung 2008 Equity Plan (included as Annex D of the Proxy Statement/Prospectus included in Registration Statement No. 333-152977 and incorporated by reference herein)

10.2	Registration Rights Agreement (filed as an exhibit to Registration Statement 333-12558 and incorporated by reference herein)

14	Code of Ethics (included as Annex F to the Proxy Statement/Prospectus contained in Registration Statement 333-152977 and incorporated by reference herein)

21	Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNC DEVELOPMENT LTD.

September 15, 2009	By:	/s/ William C. Morro
William C. Morro Chief Executive Officer